Exhibit 99.1

Refuel. Replenish. Refresh.

TRAVELCENTERS OF AMERICA
Asset Purchases and Lease Amendments with HPT
January 16, 2019

2 W A R N I N GC ON C E R N I N GF OR W A R DL OOK I N GS T A T E M E N T S THIS PRESENTATION CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. WHENEVER TA USES WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE,” “WILL,” “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, TA IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON TA’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY TA’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. AMONG OTHER THINGS, THE FORWARD LOOKING STATEMENTS THAT APPEAR IN THIS PRESENTATION THAT MAY NOT OCCUR INCLUDE: • STATEMENTS THAT TA WILL PURCHASE 20 TRAVEL CENTERS FROM HPT FOR APPROXIMATELY $308.2 MILLION AND THAT THESE PURCHASES WILL CLOSE PRIOR TO JANUARY 31, 2019. TA’S AGREEMENT TO PURCHASE EACH TRAVEL CENTER IS A SEPARATE CONTRACTUAL OBLIGATION, SUBJECT TO TERMS AND CONDITIONS TYPICAL OF LARGE, COMPLEX REAL ESTATE TRANSACTIONS. SOME OF THESE TERMS AND CONDITIONS MAY NOT BE SATISFIED AND, AS A RESULT, SOME OF THESE PURCHASES MAY BE DELAYED, MAY NOT OCCUR OR THE TERMS MAY CHANGE. • STATEMENTS THAT TA AND HPT HAVE AGREED TO AMEND EACH OF THEIR LEASES WHICH WILL REDUCE THE AGGREGATE MINIMUM ANNUAL RENT PAYABLE BY TA TO HPT BY $43.1 MILLION TO $243.9 MILLION. TA WILL ONLY REALIZE THE FULL AMOUNT OF THIS REDUCTION IN RENT IF IT SUCCESSFULLY COMPLETES THE PURCHASE OF ALL 20 TRAVEL CENTER PROPERTIES PURSUANT TO THE TRANSACTION AGREEMENTS. IF ANY OF THESE PURCHASES ARE NOT COMPLETED, THE REDUCTION IN ANNUAL RENT TA REALIZES MAY BE MATERIALLY LESS THAN $43.1 MILLION. IN ADDITION, ANY REDUCTION IN MINIMUM ANNUAL RENT TA REALIZES MAY BE TEMPORARY AND SUBSEQUENTLY OFFSET BY INCREASES TO THE MINIMUM ANNUAL RENT PAYABLE BY TA TO HPT AS A RESULT OF HPT'S PURCHASE OF QUALIFYING IMPROVEMENTS OR OTHER TRANSACTIONS. • THE STATEMENT THAT THE TRANSACTION IS EXPECTED TO REDUCE RENT EXPENSE, WHICH STATEMENT MAY IMPLY THAT TA WILL BE PROFITABLE IN THE FUTURE. HOWEVER, THERE ARE MANY FACTORS BESIDES RENT EXPENSE THAT CAN AFFECT TA’S PROFITABILITY, MANY OF WHICH ARE BEYOND TA’S CONTROL, AND TA MAY NOT BE PROFITABLE IN THE FUTURE. • THE STATEMENT THAT TA’S OPERATING CASH FLOWS WILL INCREASE AS A RESULT OF THE REDUCTION IN MINIMUM ANNUAL LEASE PAYMENTS. AN IMPLICATION OF THIS STATEMENT MAY BE THAT TA’S FUTURE OPERATING CASH FLOWS WILL INCREASE. HOWEVER, THERE ARE MANY FACTORS THAT CAN AFFECT TA’S OPERATING CASH FLOWS, MANY OF WHICH ARE BEYOND TA’S CONTROL, AND TA’S OPERATING CASH FLOWS MAY DECLINE IN THE FUTURE. • THE STATEMENT THAT TA’S TOTAL DEBT TO ADJUSTED EBITDA RATIO WILL IMPROVE AS A RESULT OF THE REDUCTIONS IN TA’S MINIMUM ANNUAL LEASE PAYMENTS AND HPT DEFERRED RENT OBLIGATION. AN IMPLICATION OF THIS STATEMENT MAY BE THAT TA’S FUTURE LEVERAGE WILL REMAIN AT CURRENT LEVELS IN THE FUTURE. HOWEVER, THERE ARE MANY FACTORS THAT CAN AFFECT TA’S FINANCIAL LEVERAGE, MANY OF WHICH ARE BEYOND TA’S CONTROL, AND TA’S FINANCIAL LEVERAGE MAY INCREASE IN THE FUTURE. • THE STATEMENT THAT TERMS OF THE AGREEMENTS DESCRIBED IN THIS PRESS RELEASE WERE NEGOTIATED AND APPROVED BY SPECIAL COMMITTEES OF TA’S INDEPENDENT DIRECTORS AND HPT’S INDEPENDENT TRUSTEES WHO WERE REPRESENTED BY SEPARATE COUNSEL. AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THESE AGREEMENTS ARE EQUIVALENT TO “ARM’S LENGTH” AGREEMENTS BETWEEN UNRELATED PARTIES. TA AND HPT ARE RELATED PARTIES AS A RESULT OF SEVERAL FACTORS, INCLUDING BECAUSE THEY HAVE A COMMON BOARD MEMBER AND MANAGEMENT CONTRACTS WITH THE SAME MANAGEMENT COMPANY. ACCORDINGLY, TA CAN PROVIDE NO ASSURANCE THAT THE TERMS OF THE AGREEMENTS ANNOUNCED TODAY ARE EQUIVALENT TO “ARM’S LENGTH” AGREEMENTS. THE INFORMATION CONTAINED IN TA’S PERIODIC REPORTS, INCLUDING TA’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2017, WHICH HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, OR SEC, AND TA’S QUARTERLY REPORTS ON FORM 10-Q FOR THE PERIODS ENDED MARCH 31, 2018, JUNE 30, 2018, AND SEPTEMBER 30, 2018 WHICH HAVE BEEN FILED WITH THE SEC, UNDER THE CAPTION “RISK FACTORS,” OR ELSEWHERE IN THOSE REPORTS, OR INCORPORATED THEREIN, IDENTIFY OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM TA’S FORWARD LOOKING STATEMENTS. TA’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, TA DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENT AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. USE OF NON-GAAP FINANCIAL MEASURES EBITDA AND ADJUSTED EBITDA ARE NON-GAAP MEASURES. TA CALCULATES EBITDA AS INCOME FROM CONTINUING OPERATIONS BEFORE INTEREST, TAXES AND DEPRECIATION AND AMORTIZATION; ADJUSTED EBITDA BY EXCLUDING FROM EBITDA ITEMS THAT ARE CONSIDERED NOT TO BE NORMAL, RECURRING, CASH OPERATING EXPENSES OR GAINS OR LOSSES. WE BELIEVE THAT THESE MEASURES ARE MEANINGFUL DISCLOSURES THAT MAY HELP INVESTORS TO BETTER UNDERSTAND TA’S FINANCIAL PERFORMANCE, INCLUDING BY ALLOWING INVESTORS TO COMPARE OUR PERFORMANCE TO THAT OF OTHER COMPANIES. NON-GAAP FINANCIAL INFORMATION SUPPLEMENTS SHOULD BE READ TOGETHER WITH, AND ARE NOT AN ALTERNATIVE OR SUBSTITUTE FOR, OUR FINANCIAL RESULTS REPORTED IN ACCORDANCE WITH GAAP. BECAUSE NON-GAAP FINANCIAL INFORMATION IS NOT STANDARDIZED, IT MAY NOT BE POSSIBLE TO COMPARE THESE FINANCIAL MEASURES WITH OTHER COMPANIES’ NON-GAAP FINANCIAL MEASURES. RECONCILIATIONS OF THESE NON-GAAP MEASURES TO THE MOST DIRECTLY COMPARABLE GAAP MEASURE CAN BE FOUND ON SLIDE 6.

TRAVELCENTERS OF AMERICA

TRANSACTION AGREEMENTS TO ACQUIRE PROPERTIES AND AMEND LEASES WITH HPT

- Transaction Summary
- Benefits of Transaction
- Selected Pro forma Financial Information
- Q&A

3

 TA • has agreed to purchase 20 travel centers from HPT for $308.2 million. TA expects to purchase nine of the travel centers for $140.5 million on January 17, 2019 and expects to complete the remaining purchases in two closings by the end of January 2019. The travel centers currently are operated by TA and are located in 15 states. TA will continue to lease 179 properties under its five leases with HPT. • •  TA’s aggregate minimum annual rent due to HPT is to be reduced by $43.1 million and the term of each lease is to be extended. • Upon completion of TA’s acquisition of the 20 travel centers, the aggregate minimum annual rent due under TA’s five leases with HPT will be reduced to $243.9 million. TA and HPT have agreed to extend the term of each lease by three years. has agreed to repay its $150 million deferred rent obligation to HPT at a discounted amount of $70.5 million. The $70.5 million of deferred rent will be paid to HPT in 16 equal quarterly installments beginning on April 1, 2019. This obligation previously had been payable in five installments at staggered due dates between June 2024 and December 2030. • TA •   The lease amendments will increase the potential percentage rent payable by TA to HPT beginning in 2020 by an amount equal to 0.5% of the excess of nonfuel revenues at each leased site over the nonfuel revenues for 2019. • For the twelve months ended September 30, 2018, TA’s total percentage rent payable to HPT for the 179 sites TA will continue to lease from HPT was $3.3 million. 4 T R A V E L C E N T E R SO FA M E R I C A T R A N S A C TI ONS UMM AR Y

TRAVELCENTERS OF AMERICA

BENEFITS OF TRANSACTION

- **Reduces TA's rental expenses and improves TA's operating and financial leverage.**
  - Pro forma for this transaction, TA's Adjusted EBITDA[1] increases from $71.0 million to $114.2 million for the 12 months ended September 30, 2018.
  - Pro forma for this transaction, TA's Total Debt to Adjusted EBITDA ratio[1] improves from 6.8x to 3.5x for the 12 months ended September 30, 2018.
- **Improves TA cash outlays.**
  - Pro forma for this transaction, TA's net cash flow from operating activities for continuing operations for the nine months ended September 30, 2018 increases from $115.4 million to $147.8 million[1] on a pro forma basis.
  - TA will benefit from a $25.5 million per year reduction in its cash outlays as a result of this transaction for the next four years and this benefit will improve to $43.1 million per year thereafter.
- **Provides TA with greater financial flexibility.**
- **Increases the number of unencumbered travel centers TA owns from 32 to 52.**
  - Pro forma for this transaction, the gross book value of TA's owned travel center real estate increases from $260.2 million to $568.4 million as of September 30, 2018.
  - Provides a larger pool of assets that could be monetized through sale or financing to raise capital in the future.
- **Addresses uncertainty surrounding the payment of the deferred rent obligation while providing for a reduced amount to be paid earlier than previously agreed.**
- **Larger reduction in cash outlays than the alternative transaction of redeeming $308.2 million of Senior Notes at a weighted average 8.1% interest rate.**

1) For more information concerning these pro forma and non-GAAP measures, see pages 6, 7 and 8.

5

TRAVELCENTERS OF AMERICA

PRO FORMA FINANCIAL INFORMATION
TA Income from Continuing Operations and Adjusted EBITDA

(dollars in thousands)	Actual LTM ended September 30, 2018[1]	Adjustments[2]	Pro Forma LTM ended September 30, 2018
(Loss) Income from continuing operations	$ (9,672)	$ 18,758	$ 9,086
(Less)/Add: income taxes	(4,573)	6,153	1,580
Add: depreciation and amortization	84,580	18,237	102,817
Add: interest expense, net	29,241	-	29,241
EBITDA[3]	$ 99,576	$ 43,148	$ 142,724
Add: Executive officer retirement agreement expenses[4]	4,660	-	4,660
Less: Comdata legal expenses[5]	(9,967)	-	(9,967)
Less: Federal biodiesel tax credit[6]	(23,251)	-	(23,251)
Adjusted EBITDA[3]	$ 71,018	$ 43,148	$ 114,166

1) On September 1, 2018, TA entered an agreement to sell its convenience stores business and the convenience stores business was classified as held for sale and the related results of operations were reclassified as a discontinued operation for all prior periods as presented in TA's Form 10-Q for the quarterly period ended September 30, 2018. Accordingly, TA's results from continuing operations for the twelve months (LTM) ended September 30, 2018, exclude the results of the convenience stores business.

2) The pro forma adjustments for the twelve months ended September 30, 2018, include the aggregate effects of the transactions contemplated by the Transaction Agreements TA entered on January 16, 2019, including, among other things, TA's purchase from HPT of 20 travel centers historically leased from HPT and a reduction of TA's rent payable to HPT. These pro forma adjustments assume the transaction occurred on October 1, 2017, and include (1) reduction of annual minimum rent of $43,148 TA will realize pursuant to the Transaction Agreements if all 20 properties are purchased and (2) additional depreciation of $18,237 related to the assets TA is acquiring as a result of purchasing these travel centers. The net effect of the pro forma adjustments is tax affected in the amount of $6,153, which was determined using TA's statutory income tax rate of 24.7%.

3) EBITDA and Adjusted EBITDA are non-GAAP financial measures calculated as presented in the tables above. TA believes EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain amounts, such as income tax expense, depreciation and amortization, executive officer retirement agreement expenses, certain legal fees, federal biodiesel tax credits and rent expense, these non-GAAP measures may facilitate a comparison of current operating performance with TA's historical operating performance and the performance of other companies. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to common shareholders, income from continuing operations or operating income or as a substitute for GAAP financial measures. These measures should be considered in conjunction with net income, net income attributable to common shareholders, income from continuing operations and operating income as presented in TA's condensed consolidated statements of income. Also, other companies may calculate EBITDA and Adjusted EBITDA differently than we do.

4) As part of TA's retirement agreements with certain former officers, TA agreed to accelerate the vesting of previously granted share awards and to pay an additional cash payment in the amount of $1,505. This acceleration and cash payment resulted in additional compensation expense of $4,660 for the twelve months ended September 30, 2018. For more information regarding the retirement agreements TA entered into with certain former officers, refer to TA's Quarterly Report on Form 10-Q for the period ended September 30, 2018, or the Quarterly Report filed with the Securities and Exchange Commission.

5) During the twelve months ended September 30, 2018, TA incurred the final $115 of legal fees in connection with its litigation with Comdata Inc. TA's legal expenses related to this matter totaled $10,633. On April 9, 2018, the Court of Chancery of the State of Delaware, or the Court, entered its final order and judgment, or the Order. Pursuant to the Order, Comdata Inc. was required to, among other things, reimburse TA for attorneys' fees and costs, together with interest, in the amount of $10,650, which TA collected in April 2018. As a result, TA recognized a $10,082 reduction in selling, general and administrative expenses and $568 of interest income for the twelve months ended September 30, 2018. For more information regarding TA's litigation with Comdata Inc., refer to the Quarterly Report.

6) On February 8, 2018, U.S. federal legislation was passed that retroactively reinstated the 2017 federal biodiesel tax credit. The federal biodiesel tax credit for 2017 was $23,251 and was recognized in the twelve months ended September 30, 2018. For more information regarding the biodiesel tax credit, refer to the Quarterly Report.

6

TRAVELCENTERS OF AMERICA PRO FORMA FINANCIAL INFORMATION TACapitalization&Leverage Actual as of & for Pro Forma as of & for Adjustmentsf 1 ptember 30,20, tember 30,20, (doJJars jn thousands)' Debt ) 8.25·% Senior Notes due 2028 11olooo 20,000 1001000 11olooo 20,000 1001000 '12 70 458 $ $ $ 8JJO% Senior Notes due 2029' 8.00% Senior Note·s due 2030 Mortgage note 1 112 ' 150 000 HPT defened rent obligation Total debt Total Shareholders Equity Total Book Capitalization (792542} $ (79,542) $ $ 481 112 401,57'0 4S61013 $ $ $ ' 4561013 9371.25 $ (792542} 2 Adjusted EBlTDA C ) Total DebUTotal Book Capitazation $ l1l018 51.3% 6.8x $ 431148 $ 114J166 46.8% Total Debt/Adjusted EBITDA 3.5x 1) The pro forma adjustments for the twelve months (LTM) ended September 30,2018, include the aggregate effects of the transaction contemplated by the Transaction Agreements TA entered on January 16,2019, including, among other things, a reduction of TA's rent payable to HPT,a reduction of the amount of deferred rent obligation payable by TA to HPT and an acceleration of the payment of the deferred rent obligation. The pro forma adjustment to total debt assumes the Transaction Agreements closed on September 30, 2018, and the pro forma adjustment to adjusted EBITDA assumes the Transaction Agreements closed on October 1, 2017. These pro forma adjustments include (1) a reduction from $150,000 to $70,458 in the amount of the deferred rent obligation TA is required to repay to HPT pursuant to the Transaction Agreements and (2) the reduction of annual minimum rent of $43,148 TA will realize pursuant to the Transaction Agreements if all 20 properties are purchased. 2) See page 6 for a reconciliation of this Non-GAAP measure to the most comparable measure determined in accordance with GAAP. $ 857583 · LTM S ·ep 18 LTM S ·e 18

T R A V E L C E N T E R S   O F   A M E R I C A

PRO FORMA FINANCIAL INFORMATION

TA Condensed Statement of Cash Flows

(dollars in thousands)	Actual YTD ended September 2018[1]	Adjustments[2]		Pro Forma YTD ended September 2018
Net cash provided by operating activities for continuing operations	$ 115,407	$ 32,361	(3)	$ 147,768
Net cash provided by operating activities for discontinued operations	7,423	(7,423)	(4)	-
Net cash used in investing activities for continuing operations	(63,953)	(308,200)	(5)	(372,153)
Net cash (used in) provided by investing activities for discontinued operations	(7,429)	328,447	(6)	321,018
Net cash used in financing activities	(1,382)	(13,212)	(7)	(14,594)
Effect of exchange rate changes on cash	(80)	-		(80)
Net increase in cash and cash equivalents	$ 49,986	$ 31,973		$ 81,959
Cash and cash equivalents at the beginning of the period	36,082	-		36,082
Cash and cash equivalents at the end of the period	**$ 86,068**	**$ 31,973**		**$ 118,041**

1) On September 1, 2018, TA entered an agreement to sell its convenience stores business and the convenience stores business was classified as held for sale and the related cash provided by (used in) operating and investing activities, respectively, were reclassified as discontinued operations for all prior periods as presented in TA's Form 10-Q for the quarterly period ended September 30, 2018.

2) The pro forma adjustments for the nine months ended September 30, 2018, include the aggregate effects of the Transaction Agreements to purchase 20 travel centers from HPT that were historically leased as well as the elimination of TA's discontinued operations. These pro forma adjustments assume the Transaction Agreements closed on January 1, 2018.

3) Reflects a $32,361 (nine months of the annual minimum rent reduction of $43,148) reduction in rent expense. The changes to depreciation expense and income tax expense described on page 6 do not affect cash flows.

4) Eliminates cash flows from discontinued operations.

5) Reflects the purchase of 20 travel centers from HPT.

6) Reflects the receipt of net proceeds of $321,018 in December 2018 from the sale of TA's convenience stores business plus the elimination of cash flows from discontinued operations.

7) Reflects three quarterly payments to HPT of deferred rent in the amount of $4,404 each (equal to $17,616 annually and $70,464 in the aggregate for all 16 installments).

8

9 T R A V E L C E N T E R SO FA M E R I C A Q& A

Refuel. Replenish. Refresh. T R A V EL CEN T ER SO FA M ERI CA A s s e tP ur c ha s e sa ndLe a s eA m e ndm e n tswi thH P T J a n u a r y16,2019 10